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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 11, 2003

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)





               CANADA                    001-15503                  N/A
  (State or Other Jurisdiction of (Commission File Number)    (I.R.S. Employer
           Incorporation) No.)                                 Identification)




495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                 K2K-3G1
   (Address of Principal Executive Offices)                       (Zip Code)

                                 (613) 270-0619
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

     On April 11, 2003, Workstream Inc. (the "Company") announced its Third Quarter Results. The text of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits


         99.1     Press Release issued on April 11, 2003 by the Company.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Workstream Inc.



Dated April 11, 2003              By:      /s/ Michael Mullarkey
                                           ---------------------------------
                                           Name:  Michael Mullarkey
                                           Title:   Chief Executive Officer






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                                  Exhibit Index


Exhibit No.              Description
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99.1                     Press Release issued on April 11, 2003 by the Company.






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